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EXHIBIT 10.01-07                                                  EXECUTION COPY


                                           SIXTH AMENDMENT dated as of May 27,
                                    1997 (this "Sixth Amendment"), to the Credit
                                    Agreement dated as of July 31, 1996 (as
                                    amended to the date hereof, the "Credit
                                    Agreement"), among FATS, Inc., a Delaware corporation (as successor in interest to Firearms Training Systems, Inc., the "Borrower"), the Lenders (as defined therein) and NationsBank, N.A. (South), as Agent, Swingline Lender and Issuing Bank (each as defined therein).

         The parties hereto have agreed, subject to the terms and conditions hereof, to amend the Credit Agreement as provided herein.

         Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (the Credit Agreement, as amended by, and together with, this Sixth Amendment, and as hereinafter amended, modified, extended or restated from time to time, being called the "Amended Agreement").

         Accordingly, the parties hereto hereby agree as follows:

         SECTION 1.01. Amendments to Section 2.11(f). (a) The date "March 31, 1997" in the second line of paragraph (f) of Section 2.11 of the Credit Agreement is hereby deleted and the date "March 31, 1998" is hereby substituted in lieu thereof.

         (b) The parenthetical "(or, in the case of the fiscal year ending March 31, 1997, for the period from the Closing Date through March 31,
1997)" in the first and second sentences of paragraph (f) of Section 2.11 of the Credit Agreement are hereby deleted.

         SECTION 1.02. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders, as follows:

                  (a) The representations and warranties set forth in Article III of the Credit Agreement and the representations and warranties of the Borrower and the other Loan Parties set forth in the other Loan Documents are true and correct in all material respects on and as of the date hereof and on and as of the Sixth Amendment Effective Date (as defined below) with the same effect as though made on and as of the date hereof or the Sixth Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects on and as of such earlier date).

                  (b) On the date hereof and on the Sixth Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

                  (c) The execution, delivery and performance by the Borrower of this

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         Sixth Amendment have been duly authorized by the Borrower.

                  (d) This Sixth Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms.

                  (e) The execution, delivery and performance by the Borrower of this Sixth Amendment will not (i) violate, (A) any provision of law, statute, rule or regulation, (B) any provision of the certificate of incorporation or by-laws of the Borrower, (C) any order of any Governmental Authority or (D) any provision of any indenture, agreement or other instrument to which the Borrower or any of the Loan Parties is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default or give rise to increased, additional, accelerated or guaranteed rights of any person under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any of the other Loan Parties.

         SECTION 1.03. Effectiveness. This Sixth Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the "Sixth Amendment Effective Date"):

                  (a) The Agent shall have received duly executed counterparts of this Sixth Amendment which, when taken together, bear the authorized signatures of the Borrower and the Required Lenders.

                  (b)  The representations and warranties set forth in Section
         1.02 shall be true and correct on and as of the Sixth Amendment Effective Date.

                  (c) The Required Lenders shall have received such other documents, legal opinions, instruments and certificates as they shall reasonably request and such other documents, legal opinions, instruments and certificates shall be satisfactory in form and substance to the Required Lenders and their counsel. All corporate and other proceedings taken or to be taken in connection with this Sixth Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Required Lenders and their counsel.

         SECTION 1.04. APPLICABLE LAW. THIS SIXTH AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         SECTION 1.05. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Agent and the Lenders in connection with the preparation, negotiation, execution, delivery and enforcement of this Sixth Amendment, including, but not limited to, the reasonable fees and disbursements of counsel. The agreement set forth in this Section 1.05 shall survive the termination of this Sixth Amendment and the Amended Agreement.



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         SECTION 1.06. Counterparts. This Sixth Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

         SECTION 1.07. Guarantor Confirmation. By its execution and delivery hereof, the Guarantor acknowledges and agrees that, as provided in Section 3 of the Parent Guarantee Agreement, its obligations under the Parent Guarantee Agreement shall not be released, diminished, impaired, reduced or adversely affected by the execution, delivery or performance of this Sixth Amendment, and waives any rights which it might otherwise have to make any claim to the contrary. The Guarantor hereby confirms that the Parent Guarantee Agreement is, and after the effectiveness of this Sixth Amendment shall remain, in full force and effect, and enforceable against the Guarantor in accordance with its terms. The Guarantor hereby acknowledges that the Agent and the Lenders are relying upon the foregoing agreements of the Guarantor in entering into this Sixth Amendment.

         SECTION 1.08. Credit Agreement. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agent or the other Secured Parties under the Credit Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to by such amendment. Except as expressly amended herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Credit Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Amended Agreement.



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         IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                                          FATS, INC.

                                          By:  /s/  Robert B. Terry, Jr.
                                             -----------------------------------
                                          Name:    Robert B. Terry, Jr.
                                          Title:   Chief Operating Officer

                                          FIREARMS TRAINING SYSTEMS, INC.

                                          By:   /s/  Robert B. Terry, Jr.
                                             -----------------------------------
                                          Name:    Robert B. Terry, Jr.
                                          Title:   Chief Operating Officer

                                          NATIONSBANK, N.A.(SOUTH), as Agent,
                                          Issuing Bank and Swingline Lender and
                                          as a Lender

                                          By:  /s/  Greg McCrery
                                             -----------------------------------
                                          Name:    Greg McCrery
                                          Title:   Vice President

                                          FIRST BANK NATIONAL ASSOCIATION

                                          By:   /s/  Mark R. Olman
                                             -----------------------------------
                                          Name:    Mark R. Olman
                                          Title:   Vice President

                                          FIRST SOURCE FINANCIAL LLP,
                                          by First Source Financial, Inc., as
                                          Agent/Manager

                                          By:  /s/  Gary L. Francis
                                             -----------------------------------
                                          Name:    Gary L. Francis
                                          Title:   Senior Vice President

                                          BHF-BANK AKTIENGESELLSCHAFT

                                          By:  /s/  Thomas J. Leissl
                                             -----------------------------------
                                          Name:    Thomas J. Leissl
                                          Title:   Vice President

                                          By:  /s/  Christopher Lally
                                             -----------------------------------
                                          Name:    Christopher Lally
                                          Title:   Assistant Treasurer


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                                          CREDITANSTALT CORPORATE FINANCE,
                                          INC.

                                          By:  /s/  Carl G. Drake
                                             -----------------------------------
                                          Name:    Carl G. Drake
                                          Title:   Senior Associate

                                          By:  /s/  Robert M. Biringer
                                             -----------------------------------
                                          Name:    Robert M. Biringer
                                          Title:   Executive Vice President